5 October 2017: This is a copy of the report prepared and signed on 5 October 2017 (the "original report"). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

PRIVATE AND CONFIDENTIAL

The Directors
Warwick Finance Residential Mortgages Number Three Plc (the "Issuer")
35 Great St. Helen's
London
EC3A 6AP

The Directors
The Co-operative Bank p.l.c. (the "Bank")
1 Balloon Street
Manchester
M60 4ED

Citigroup Global Markets Limited (the "Arranger", a "Joint Lead Manager" or "Citigroup")
Citigroup Centre
Canada Square
Canary Wharf
London
E14 5LB

Merrill Lynch International (a "Joint Lead Manager" and together with Citigroup, the "Joint Lead Managers")
2 King Edward Street,
London
EC1A 1HQ

5 October 2017

Dear Sirs

Agreed upon procedures in respect of The Co-operative Bank p.l.c. (the "Bank") residential mortgage files in connection with the proposed Warwick Finance Residential Mortgages Number Three Plc Transaction (the "Transaction")

1	This Pool Audit AUP report is produced in accordance with the terms of our agreement dated 4 October 2017 (the "Engagement Letter"), a copy of which is attached as Appendix 2.

2
The Pool Audit AUP Report will be provided to assist the Issuer, the Bank, the Arranger and the Joint Lead Managers in performing the due diligence procedures that they believe appropriate to undertake, or procure to be undertaken, and for the purpose of any defence that they may wish to advance in any claim or proceedings in connection with the Transaction.

3
It is your responsibility to take all reasonable care to ensure that any data provided to us has been properly extracted from your computer systems and for the creation and maintenance of all accounting records supporting that data. For the avoidance of doubt we have not performed any procedures to check the completeness or accuracy of the data in the Mortgage System, other than as explained in Appendix 1.

4	We set out in Appendix 1 the procedures we have performed, as agreed with you, together with our findings.

PricewaterhouseCoopers LLP, 7 More London Riverside, London SE1 2RT
T: +44 (0) 20 7583 5000, F: +44 (0) 20 7212 4652, www.pwc.co.uk

PricewaterhouseCoopers LLP is a limited liability partnership registered in England with registered number OC303525.  The registered office of
PricewaterhouseCoopers LLP is 1 Embankment Place, London WC2N 6RH.  PricewaterhouseCoopers LLP is authorised and regulated by the Financial Conduct Authority for designated investment business.

5 October 2017: This is a copy of the report prepared and signed on 5 October 2017 (the "original report"). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

5
We provided the Bank with the selected account numbers (the "Selected Sample") and staff of the Bank provided us with the original Mortgage Files for the Platform Mortgage Loans and we viewed printed copies of the scanned computer for the GMAC loans (the "Source Documents").

6
When confirming that attributes agreed to a Source Document, we agreed that the name of the borrower(s) and address of the property, where such details appear on the source document agreed with the name and address appearing on the Mortgage Account Extraction File, or alternatively that some other unique identifier on the Source Document (such as an account number) agreed to that in the Mortgage Account Extraction File.

7
Our work was performed in accordance with the International Standard on Related Services (ISRS) 4400 'Engagements to perform agreed-upon procedures regarding financial information'. Our procedures, as stated in our agreement, did not constitute an examination made in accordance with generally accepted auditing standards, the objective of which would be the expression of assurance on the data provided to us by the Bank. We do not express such assurance. Had we performed additional procedures or had we performed an audit or review of the data in accordance with generally accepted auditing standards, other matters might have come to our attention that we would have reported to you.

8
It is the responsibility of the Managers, or the Joint Lead Managers on their behalf, to make due diligence enquiries concerning the Banks's origination and servicing procedures and systems as appropriate, the characteristics of the asset pool and the extent of disclosure anticipated in the prospectus to enable the Managers to determine whether the scope of the services is sufficient for their purposes, and to evaluate the findings of those procedures in the context of the other due diligence enquiries they undertake.

9
The procedures in this Pool Audit AUP Report have not been undertaken in contemplation of  the professional standards of the US American Institute of Certified Public Accountants or the Public Company Accounting Oversight Board and accordingly the Pool Audit AUP Report is not designed to be relied upon in connection with any obligations or responsibilities that you may have under any legislation, regulations and/or rule of law in the United States. The Pool Audit AUP Report may be used by the Joint Lead Managers, the Arranger and  the Other Managers to establish a due diligence defence under  Section 11 of the US Securities Act or a defence analogous to the due diligence defence available under such section. However, we accept no responsibility for, and express no view as to, the effectiveness of such use of the Pool Audit AU Report.

10
You may include a copy of the AUP Report in the bible of transaction documents for the Issue prepared for the Issuer, the Bank, the Arranger and Joint Lead Manager, the Joint Lead Managers and the relevant Other Managers.  The Issuer, the Bank, the Arranger and Joint Lead Manager or the Joint Lead Managers may also disclose the AUP Report directly to rating agencies, provided that it is clearly understood by such rating agencies that they enjoy receipt for information purposes only, that they do not acquire any rights against PwC and that such AUP Report will be accompanied by letters to this effect in a form to be agreed between the rating agency and ourselves. Where required, the Bank may also include a copy of the AUP Report on a password-protected website created and maintained in accordance with the Securities Exchange Act 1934, but we accept no duty of care or liability to any rating agency or other party that obtains access to our AUP Report whether via that website or otherwise.

5 October 2017: This is a copy of the report prepared and signed on 5 October 2017 (the "original report"). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

11
Additionally, the Bank may file a copy of the AUP Report on the U.S. Securities and Exchange Commission's Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") database, but we accept no duty of care or liability to any parties that obtain access to our AUP Report whether via EDGAR or otherwise.  The AUP Report is solely intended for the use and benefit of those parties that instructed us as to the procedures to be performed since others, unaware of the reasons for each of the procedures, may misinterpret the results, and we accept no duty of care or liability to any other party that obtains access to our AUP Report.  We will not be responsible for any actions taken by a rating agency or any other party other than those specified above as a result of receiving a copy of the AUP Report.

12
Our obligations in respect of this Pool Audit AUP report are entirely separate from, and our responsibility and liability is in no way changed by, any other role we may have (or may have had) as auditors of the Bank and the Issuer or otherwise.  Nothing in this Pool Audit AUP report, nor anything said or done in the course of or in connection with the services, will extend any duty of care we may have in our capacity as auditors of any financial statements of the Bank and the Issuer.

13
This Pool Audit AUP report is solely for your use in connection with the purpose specified above and as set out in our Engagement Letter. No part of this report is to be copied or distributed to any other party except as permitted under the terms of our agreement. We do not accept any liability or responsibility to any third party.

Yours faithfully,

PricewaterhouseCoopers LLP
Chartered Accountants

5 October 2017: This is a copy of the report prepared and signed on 5 October 2017 (the "original report"). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Appendix 1 to the AUP Report

Agreed Upon Procedures on the Selected Sample from the Mortgage Account Extraction File

Test	Description of Agreed Upon Procedures	Results
1.
Current Balance
For each Mortgage Loan, we compared the outstanding current balance on the Mortgage Account Extraction File to the outstanding current balance, at the date of the audit visit, on the TAMAR system at Western Mortgage Services ("WMS").

We have reported as an exception instances where any individual difference between these balances exceeds £500, except where the difference above £500 relates to normal mortgage transaction entries (such as the repayment of interest or capital).

No exceptions noted.
2.
Arrears Balance
For each Mortgage Loan, we compared the outstanding arrears balance on the Mortgage Account Extraction File to the outstanding arrears balance on the TAMAR system as at the Cut Off date by reconciling expected payments and payments received to the arrears balance shown as at the date of testing.

We have reported as an exception all cases where the individual differences between these balances exceed £100, except where the difference above £100 is due to normal mortgage transaction (such as the repayment of interest or capital or the further accrual of arrears).

No exceptions noted.
3.
Valuation Amount
For each Mortgage Loan, we compared the valuation amount on the Mortgage Account Extraction File to the valuation amount on the Valuation Report included in the Mortgage file, which is closest to the cut-off date.

We have reported as an exception all instances where there is a difference, except where the Valuation Report figure on the Mortgage Account Extraction File is lower than the latest valuation figure in the Mortgage file, or where the valuation figure on the Mortgage Account Extraction File exceeds the valuation figure in the Mortgage file by not more than £500.

Where an AVM report is used, we will report as an exception instances where the borrowers estimate is not within 10% of the AVM and the confidence score for the AVM is below the level set out in the appropriate Platform or GMAC Lending Policy if the amount on the Mortgage Account Extraction File is lower than the valuation figure per the AVM report.

No exceptions noted.

5 October 2017: This is a copy of the report prepared and signed on 5 October 2017 (the "original report"). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Test	Description of Agreed Upon Procedures	Results
4.
Valuation Date
For each Mortgage Loan, we have reported as an exception instances where the valuation date on the Mortgage file (per either the paper copy of the Valuation Report included in the file, or a copy reproduced from the FileNet image scanning system at Platform Home Loans) is greater than 6 months prior to the date of the initial Offer Of Advance, except where a further advance has been made for both Platform and GMAC originated Mortgage Loans.

If there is a second valuation carried out on the property the policy was that the original valuation amount and date of the valuation remain unchanged unless there is a 10% difference in valuation amount from the original valuation, in which case no exception is noted and there is no error.

Where a further advance has been made and the original valuation is over two years old, or if the total further advance exceeds 65% of the original valuation, (For GMAC where the further advance is over three years old, or if the total further advance exceeds 75% of the original valuation) we compared the valuation made in respect of the further advance, and reported as an exception instances where the valuation of the date on the Mortgage file in respect of the further advance is greater than 6 months prior to the date of the further Offer Of Advance.

We will not report an exception for GMAC loans where the borrower's estimate has been used for the valuation in line with the GMAC Lending Policy and the date of the application form is within 15 days of the valuation date per the Mortgage Account Extraction File.

No exceptions noted.

5 October 2017: This is a copy of the report prepared and signed on 5 October 2017 (the "original report"). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Test	Description of Agreed Upon Procedures	Results
5.
Property Address (Out Code)
For each Mortgage Loan, we compared the 'out code' on the Mortgage Account Extraction File to either the Valuation Report, the Certificate of Title ("COT"), the latest Offer of Advance contained in the Mortgage file or, if not, the post office address file, the title deeds or any letter from the solicitor or further explanatory correspondence.

We reported as an exception, instances where there is a difference in the out codes recorded in the Mortgage Account Extraction File.
No exceptions noted.
6.
Property Address
For each Mortgage Loan, we compared the property address recorded on the COT, Draft KFI or Request For Funds Form (included within the Mortgage file and as updated by subsequent solicitor's letters) or the Certificate of Insurance or the Legal Charge Certificate to the property address recorded on the latest Offer of Advance from the Mortgage file.

We have reported as an exception all instances where there is a difference, except where the difference relates to an address which contains typographical errors (e.g. two letters reversed) in respect of the street name, but the other elements of the address are the same, or if the district has been inaccurately recorded but test 5 has been passed and the other elements of the address are the same).

Where the property address is a new build, then this shall not be an error if the plot number is provided on the Valuation Report but the COT or solicitor's letter gives the full address. In all other cases report as an exception except where there are misspellings that shall not constitute an error.

1 exception noted.

1. Account Number: 131072214

No documents could be located in the Mortgage File to validate the Property Address as per the address recorded on the latest Offer of advance.

Management Comment:

BTL Property with the offer letter detailing the customer correspondence address. This therefore does not match the security address. HMLR check confirms the address on the Certificate of Title is correct.

5 October 2017: This is a copy of the report prepared and signed on 5 October 2017 (the "original report"). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Test	Description of Agreed Upon Procedures	Results
7.
Income Verification
For each Platform Mortgage Loan which are not described as being 'Self Certified' or 'BTL' in the Mortgage Account Extraction File, we have compared the income data in the Mortgage Account Extraction File to the evidence of third party verification of income (which includes employers references, payslips, P60 Income Tax statements, accounts or an accountants letter signed by a suitably qualified accountant as described in relevant Lending Policy).

For each Mortgage File, we will report as an exception all instances greater than £1 where there is a difference except in those instances where multiple parties' income data is provided on the Mortgage Account Extraction File and the complete income verified for either party one or two is sufficient to meet the underwriting criteria or income in excess of that disclosed on the spreadsheet has been verified.

Where the Mortgage File is self-certified, and the Mortgage Account Extraction File says that it is self-certified this shall be recorded a pass with no test performed.

Management have informed us that for GMAC originated Mortgage Loans which are not recorded as 'BTL' in the Mortgage Account Extraction File, income verification was not required at origination and therefore this shall be recorded as a pass with no test performed.

If the Mortgage Loan relates to a buy to let mortgage application, the borrower need not self-certify nor provide evidence of earnings. Legitimacy of investment is to be calculated based on monthly rental income being 125% of the monthly interest only mortgage payment. Monthly rental income is to be taken from the external verification provided on the Valuation Report or separate correspondence from the chartered surveyor and the interest only payment to be calculated using the initial index rate or, where the Lending Policy as at the date of the latest Offer Of Advance permitted, an alternative index rate (such as the reversionary rate, Standard Variable Rate or relevant Bank of England Base Rate etc.) and the 'Loan Requested Amount' shown on the latest Offer of Advance which excludes administration fees.

Where the original Offer Of Advance is not available, use the interest rate and loan amount taken from the offer checklist produced by the underwriters. For each Mortgage File report we have reported as an exception cases where monthly rental income is less than 125% of the monthly interest only figure calculated on the 'Loan Requested Amount' shown in the  latest Offer Of Advance, or the offer checklist.  We have not reported an exception where there is evidence of underwriter authorisation for Buy to Let cases that do not meet the minimum interest coverage ratio as prescribed in the relevant Lending Policy.

1 exception noted. 1. Account Number: 130450932 Mortgage Account Extraction File: £31,700 Income Verification: £28,900 Management Comment: Keying error.

5 October 2017: This is a copy of the report prepared and signed on 5 October 2017 (the "original report"). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Test	Description of Agreed Upon Procedures	Results

For those mortgages which are classified on the Mortgage Account Extraction file as:

•   For Platform originated Buy to Let loans, having an Offer Of Advance which is dated between February 2007 and November 2007, we have reported as an exception all cases where monthly rental income is less than 110% of the monthly interest only figure calculated on the 'Loan Requested Amount' found in the Offer Of Advance, or the offer checklist.

•   For GMAC originated Buy to Let loans, having an Offer Of Advance which is dated after October 2005 we have reported as an exception all cases where monthly rental income is less than 100% for Mortgage Loans classified on the Mortgage Account Extraction file as "conforming" and 110% for "non-conforming", of the monthly interest only figure calculated on the 'Loan Requested Amount' found in the Offer of Advance, or the offer checklist.

If the rental income is no more than £1 less than the required rental income, this shall not be an error.  If the mortgage has been highlighted as an exception to Lending Policy, but there is evidence on the mortgage file that the exception has been authorised by an appropriate person in accordance with Lending Policy, this shall not be an exception. If the mortgage is a HousePlus Product then the omission of rental income shall not be reported as an exception.

5 October 2017: This is a copy of the report prepared and signed on 5 October 2017 (the "original report"). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Test	Description of Agreed Upon Procedures	Results
8.
County Court Judgements
For each Platform Mortgage Loan, we have compared the total number of CCJ's (County Court Judgements) per the Mortgage Account Extraction File to the number of CCJ's per the Summary Credit Report, and have reported as an exception where these are different values, except where the number of CCJ's on the Summary Credit Report is less than the number per the Mortgage Account Extraction File, or where confirmation has been obtained that the CCJ's were incurred in a duration outside of underwriting criteria, or where there is evidence recorded within the Mortgage file (as evidenced by a note on the underwriting sheet explaining the rationale for granting the loan that there has been an application of discretion by a suitably authorised individual (determined by reference to a current organisational chart) in accordance with the Lending Policy).

CCJ's shall not be counted where they meet with any of the following criteria:

• CCJ has been satisfied more than 6 months prior to the date of application;
• CCJ is for amount less than £100, satisfied or not; or
• CCJ is more than two years old at the date of completion
(for the avoidance of doubt any further advance will not be reported as an exception in connection with the recording of CCJ's).

Where the Summary Credit Report is not available, we have compared the total number of CCJ's per the Mortgage Account Extraction File to the number of CCJ's recorded on the ParkFile application and reported as an exception any differences noted.

For each GMAC Mortgage Loan, we have compared the total number of CCJ's per the Mortgage Account Extraction File to the number of CCJ's recorded on the ParkFile application and reported as an exception any differences noted.
No exceptions noted.

5 October 2017: This is a copy of the report prepared and signed on 5 October 2017 (the "original report"). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Test	Description of Agreed Upon Procedures	Results
9.
Repayment Method
We have compared the repayment method on the Mortgage Account Extraction File to the repayment method in the latest offer or the draft KFI, included in the Mortgage file.

We have reported as an exception all instances where there is a difference, except where there is evidence (in the form of correspondence between WMS and the customer) on the Mortgage file that the repayment method agrees to that requested on the Mortgage Application Form or had changed and that evidence supports the current repayment method on the Mortgage Account Extraction File, including any change by virtue of, but not limited to, further advances, arrears action, or customer request.
No exceptions noted.
10.
Loan Purpose
We have compared the Loan Purpose description recorded on the Mortgage Account Extraction File to the Loan Purpose description recorded on the Mortgage Loan Application Form.

Where there was a discrepancy, we have compared the Loan Purpose description recorded on the Mortgage Account Extraction File to the Loan Purpose description recorded on the Mortgage file.

We have reported as an exception those cases where neither the Mortgage Loan Application form nor the Mortgage file agrees to the information recorded in the Mortgage Account Extraction File, except when the property is originally unencumbered prior to the mortgage advance.
No exceptions noted.
11.
Signed Certificate of Title
For each Mortgage Loan, we have reported as an exception all cases where the COT or Request For Funds Form (included on the Mortgage file), either the original or copy of the original, has not been signed by the solicitor.

Certificates of Insurance do not need to be signed and should bear the same information as a COT.

Land Registry Searches do not need to be signed and should bear the same information as the COT. For all files where a Land Registry Search is available report as a pass.
No exceptions noted.

5 October 2017: This is a copy of the report prepared and signed on 5 October 2017 (the "original report"). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Test	Description of Agreed Upon Procedures	Results
12.
Mortgage Loan Application Form
a.  For each Mortgage Loan, we have inspected each Mortgage Loan Application Form (either the original, fax or photocopy of the original), for a signature in the space designated for the borrower signature(s), except where an electronic application form was used.  We have reported as an exception if the Mortgage Loan Application Form was not signed in the space designated for the borrower signature(s), except where an electronic application form was used.

b. We have compared the borrower's name with that recorded on the COT, latest Offer Of Advance, or solicitor's letter of explanation. We have reported as an exception all cases where a review of the COT, latest Offer Of Advance or solicitor's letter of explanation cannot establish that the borrower is the applicant and property owner.
No exceptions noted.
13.
Maximum Loan Term
For each Mortgage Loan, we have reported as an exception, cases where the latest Offer Of Advance or draft KFI within the Mortgage file has an original term of the loan exceeding 30 years.  For GMAC originated loans we have reported as an exception instances where the original term of the loan exceeds 35 years.
No exceptions noted.

5 October 2017: This is a copy of the report prepared and signed on 5 October 2017 (the "original report"). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Test	Description of Agreed Upon Procedures	Results
14.
Loan Term
For each Mortgage Loan, we have compared the term of each Mortgage Loan recorded per the Mortgage Account Extraction File with the term recorded within the latest Offer Of Advance or draft KFI.  We have reported as an exception all instances where there is a difference, except where there is evidence, comprising of either a note of request on the WMS TAMAR system, or a letter of request from the borrower, on the Mortgage file that the repayment term was changed and that evidence within the Mortgage file supports the mortgage term recorded on the Mortgage Account Extraction File, including any change by virtue of, but not limited to, further advances and customer request.
No exceptions noted.
15.
Interest Rate Margin
For each Mortgage Loan, we will compare the Interest rate (fixed rate, variable rate or discounted rate) and;
The margin over index
on the Mortgage Account Extraction File agrees with that shown on the Offer Letter, Further Advance letter, Completion Statement or the Form of Authority to Vary Terms. Where the fixed or discounted period has already expired, compare the variable reversionary rate with the Mortgage Account Extraction File.

We will report an exception if the Interest rate or margin over index shown on the Mortgage Account Extraction File does not agree with that shown on the Offer Letter, Further Advance letter, Completion Statement or the Form of Authority to Vary Terms.

1 exceptions noted.

1. Account Number: 130400773

Mortgage Account Extraction File : 1.15%
Offer Letter: 2.15%

Management Comment:

The margin was updated post offer. The extract reflects the original margin as per the original offer. The customer is paying the correct rate, but the margin reported is a previous one.

16.
Loan Advance
For each Mortgage Loan, we have compared the 'amount of advance' recorded on the Mortgage Account Extraction File to the 'amount of advance' recorded on the latest offer of initial advance or draft KFI included in the Mortgage file.  Where a further advance has been made, we have agreed the amount of the further advance included in the Mortgage Account extraction file balance to the credit agreement on the Mortgage File.

We have reported as an exception all instances where there is a difference, except when it relates to property insurance or fees added to the loan. Where there is a difference, if this is less than £500 this will not constitute an error.
No exceptions noted.

5 October 2017: This is a copy of the report prepared and signed on 5 October 2017 (the "original report"). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Test	Description of Agreed Upon Procedures	Results
17.
Property Tenure
For each Mortgage Loan, we have compared the tenure of the property as recorded within the Mortgage Account Extraction File with the tenure of property recorded in the COT. Where there is a difference, we have compared the tenure of the property as recorded within the Mortgage Account Extraction File, with the tenure of property recorded within the title deeds or any letter from the solicitor, valuer (including Valuation Report), HMLR, Registrar of Scotland or Sasine Register confirming tenure.

We have reported as an exception all instances where the tenure of the property as recorded on the Mortgage Account Extraction File is different from the actual tenure reported in the COT, title deeds or any letter from the solicitor, valuer or HMLR except where either the Mortgage Account Extraction File has recorded the tenure of the property as 'Feudal' or 'Absolute Ownership' and where the tenure of the property reported on the COT, title deeds or any letter from the solicitor, valuer or HMLR is described as 'Freehold', or vice versa.
No exceptions noted.

5 October 2017: This is a copy of the report prepared and signed on 5 October 2017 (the "original report"). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Test	Description of Agreed Upon Procedures	Results
18.
Bankruptcy or Individual Voluntary Agreement
For each Mortgage Loan, where the Mortgage Account Extraction File indicates that a borrower has not previously been made bankrupt or entered into a voluntary agreement, we have confirmed that there are no entries relating to bankruptcy or voluntary arrangements within Platform Lending Criteria within the Summary Credit Report on the Mortgage File. Where the Mortgage Account Extraction File indicates that a borrower has previously been made bankrupt or entered into a voluntary agreement, we have ignored the account for the purposes of this test.

Where the Summary Credit Report is not available, we have compared the entries relating to bankruptcy or voluntary arrangements per the Mortgage Account Extraction File to the entries relating to bankruptcy or voluntary arrangements recorded on the ParkFile application and report as an exception any differences noted.

For each GMAC Mortgage Loan, we have compared the entries relating to bankruptcy or voluntary arrangements per the Mortgage Account Extraction File to the entries relating to bankruptcy or voluntary arrangements recorded on the ParkFile application and report as an exception any differences noted.

1 exception noted.

1. Account Number: 131072214

Mortgage Account Extraction File: Nil
Mortgage File or Park File: Missing

Management Comment:

This is a further advance. For this account the system/file was not populated with information on bankruptcy

19.
Completion Date
For each Mortgage Loan, we have compared the 'completion date' as recorded with the Mortgage Account Extraction File (which represents the date on which the mortgage account was created on the Tamar Mortgage Administration system) with evidence of the date upon which the mortgage funds were released on the Mortgage File.

We have reported as an exception all instances where there is a difference of more than 14 days between the two dates.

Where a Mortgage Loan relates to further advance or transfer or equity, we have compared the completion date on the Mortgage Account extraction file to the latest offer letter or KFI document.

1 exception noted:

1. Account Number: 130816937

Mortgage Account Extraction File: 16/05/2007
Mortgage File: Missing

Management Comment:

The Certificate of title for this account was blank. A subsequent letter from the solicitor confirms the completion date as being 17/05/2007.

5 October 2017: This is a copy of the report prepared and signed on 5 October 2017 (the "original report"). In case of any difference between this report and the original report, the original report prevails. This report should be read in conjunction with Form ABS-15G and Form ABS due diligence-15E.

Appendix 2 to the AUP Report

Engagement Letter